HIMCO VIT American Funds Bond Fund

Supplement to Summary Prospectus dated April 30, 2016

January 6, 2017

Effective January 1, 2017, the information under the heading "Portfolio Manager for the Master Fund" in the "Management" section of the summary prospectus is amended in its entirety to read as follows:

Portfolio Managers for the Master Fund

Portfolio Manager for the Master Fund/Title (if applicable)	Primary Title with CRMC (or Affiliate)	Experience in the Master Fund
Pramod Atluri	Vice President – Capital Fixed Income Investors	1 year
David A. Hoag	Partner – Capital Fixed Income Investors	9 years

Keep this supplement with your summary prospectus